SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)              December 16, 2002
                                                            --------------------



                        AMERICAN CHURCH MORTGAGE COMPANY
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               (Exact Name of Registrant as Specified in Charter)



       Minnesota                      33-87570                   41-1793975
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(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
 of Incorporation)                                           Identification No.)




       10237 Yellow Circle Drive, Minnetonka, MN                     55343
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        (Address of Principal Executive Offices)                   (Zip Code)




Registrant's telephone number, including area code               (952) 945-9455
                                                               -----------------



                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)










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Item 5.  Other Events.

American Church Mortgage Company ("ACMC") will delay the annual meeting of its shareholders until April 2003. ACMC has traditionally held its annual shareholders' meeting in September or October. ACMC believes, since ACMC has a December 31 fiscal year end, that an April meeting date will more closely approximate normal corporate governance practices.

With this change, ACMC is extending the deadlines for shareholder proposals at its next annual meeting of shareholders. Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by ACMC must notify the ACMC so that such notice is received by the Secretary by January 2, 2003. Any such proposal must be in the form required under the rules and regulations promulgated by the Securities and Exchange Commission. In addition, any shareholder who intends to propose any matter that is not identified in the notice of such meeting must comply with the ACMC's Bylaws, which require at least twenty (20) days' written notice prior to the meeting stating with reasonable particularity the substance of the proposal.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                AMERICAN CHURCH MORTGAGE COMPANY




Date:  December 16, 2002                             By      /s/ Philip J. Myers
                                                             -------------------
                                                                Philip J. Myers
                                                     Its     President








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